                                                                 EXHIBIT 10.25.2


      THIS AMENDMENT, dated as of June 12, 1998 (this "Amendment"), to and of the Stockholders' Agreement, dated as of October 30, 1996 (as amended, supplemented or otherwise modified from time to time, the "Stockholders' Agreement"; terms used herein and not otherwise defined herein are used herein as therein defined), among CSK AUTO CORPORATION, a Delaware corporation (the "Company"), CSK AUTO, INC., an Arizona corporation ("Auto"), and each of the stockholders of the Company from time to time parties thereto (the "Stockholders").

                              W I T N E S S E T H :

      WHEREAS, the Company and Auto have requested that the Stockholders consent to certain matters regarding certain provisions of the Stockholders' Agreement; and

      WHEREAS, the Stockholders party hereto are willing to consent to such matters and to amend the Stockholders' Agreement, but only on, and subject to, the terms and conditions hereof;

      NOW, THEREFORE, in consideration of the mutual premises and mutual agreements contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, Auto and each of the Stockholders party hereto hereby agree as follows:

      SECTION 1. AMENDMENT TO SUBSECTION 7(f) OF THE STOCKHOLDERS' AGREEMENT. The Stockholders' Agreement is hereby amended by deleting Subsection 7(f), in its entirety, and substituting the following therefor:

                  "(f) EACH MEMBER OF EACH OF THE COMPANIES' BOARD OF DIRECTORS OR ANY COMMITTEE THEREOF SHALL BE REIMBURSED FOR ALL REASONABLE OUT-OF-POCKET EXPENSES INCURRED IN CONNECTION WITH ANY BOARD OF DIRECTORS OR COMMITTEE ACTIVITIES, AS THE CASE MAY BE. EACH MEMBER OF EACH OF THE COMPANIES' BOARD OF DIRECTORS SHALL RECEIVE THE SAME FEES, IF ANY, FOR SERVING IN CONNECTION WITH ANY BOARD OF DIRECTORS OR COMMITTEE ACTIVITIES, AS THE CASE MAY BE, EXCEPT FOR INDEPENDENT MEMBERS OF THE BOARD OF DIRECTORS APPOINTED PURSUANT TO SECTION 7(a) HEREOF, IF ANY; PROVIDED HOWEVER, THAT EACH SUCH INDEPENDENT MEMBER OF BOARD OF DIRECTORS SHALL RECEIVE THE SAME FEES, IF ANY, FOR SO SERVING AS EACH OTHER SUCH INDEPENDENT MEMBER."

      SECTION 2. EFFECTIVENESS. Upon the due execution of counterparts of this Amendment by the Company, Auto and the required Stockholders, this Amendment shall become effective as of June 12, 1998.

      SECTION 3. CONTINUING EFFECT OF STOCKHOLDERS' AGREEMENT. Except for the amendments expressly provided herein, the Stockholders' Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

      SECTION 4. COUNTERPARTS. This Amendment may be executed in any number of counterparts by the parties hereto, and all of said counterparts, when taken together, shall be deemed to constitute one and the same instrument.

      SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.



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                                        2

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers on the date set forth beside such parties' name, to be effective as of the date first above written.

Executed on: October __, 1998   CSK AUTO CORPORATION


                                By: /s/ James G. Bazlen
                                    --------------------------------
                                    Name:
                                    Title:

Executed on: October __, 1998   CSK AUTO, INC.



                                By: /s/ James G. Bazlen
                                    --------------------------------
                                    Name:
                                    Title:

Executed on: October 15, 1998   BALLET LIMITED


                                By: /s/ Illegible
                                    --------------------------------
                                    Name: Investcorp Management Services Limited
                                    Title: Authorized Signatory

Executed on: October 15,1998   DENARY LIMITED


                                By: /s/ Illegible
                                    --------------------------------
                                    Name: Investcorp Management Services Limited
                                    Title: Authorized Signatory

Executed on: October 15, 1998   GLEAM LIMITED


                                By: /s/ Illegible
                                    --------------------------------
                                    Name: Investcorp Management Services Limited
                                    Title: Authorized Signatory

Executed on: October 15, 1998   HIGHLANDS LIMITED


                                By: /s/ Illegible
                                    --------------------------------
                                    Name: Investcorp Management Services Limited
                                    Title: Authorized Signatory

Executed on: October 15, 1998   NOBLE LIMITED


                                By: /s/ Illegible
                                    --------------------------------
                                    Name: Investcorp Management Services Limited
                                    Title: Authorized Signatory

Executed on: October 15, 1998   OUTRIGGER LIMITED


                                By: /s/ Illegible
                                    --------------------------------
                                    Name: Investcorp Management Services Limited
                                    Title: Authorized Signatory

Executed on: October 15, 1998   QUILL LIMITED


                                By: /s/ Illegible
                                    --------------------------------
                                    Name: Investcorp Management Services Limited
                                    Title: Authorized Signatory

Executed on: October 15, 1998   RADIAL LIMITED


                                By: /s/ Illegible
                                    --------------------------------
                                    Name: Investcorp Management Services Limited
                                    Title: Authorized Signatory

Executed on: October 15, 1998   SHORELINE LIMITED


                                By: /s/ Illegible
                                    --------------------------------
                                    Name: Investcorp Management Services Limited
                                    Title: Authorized Signatory

Executed on: October 15, 1998   ZINNIA LIMITED


                                By: /s/ Illegible
                                    --------------------------------
                                    Name: Investcorp Management Services Limited
                                    Title: Authorized Signatory

Executed on: October 15, 1998   INVESTCORP INVESTMENTS EQUITY LIMITED


                                By: /s/ Sydney J. Coleman
                                    --------------------------------
                                    Name: The Director Ltd.
                                    Title: Director

Executed on: October 15, 1998   EQUITY CSKA LIMITED


                                By: /s/ Sydney J. Coleman
                                    --------------------------------
                                    Name: The Director Ltd.
                                    Title: Director

Executed on: October 15, 1998   EQUITY CSKB LIMITED


                                By: /s/ Sydney J. Coleman
                                    --------------------------------
                                    Name: The Director Ltd.
                                    Title: Director

Executed on: October 15, 1998   AUTO EQUITY LIMITED


                                By: /s/ Mark Rutkowski
                                    -------------------------------
                                    Name: Mark Rutkowski
                                    Title: Director

Executed on: October 15, 1998   AUTO PARTS LIMITED


                                By: /s/ Michael Pilling
                                    -------------------------------
                                    Name: Michael Pilling
                                    Title: Director

Executed on: October 15, 1998   AUTO INVESTMENTS LIMITED


                                By: /s/ Patricia Parchment
                                    -------------------------------
                                    Name: Patricia Parchment
                                    Title: Alternate Director

Executed on: October 15, 1998   CSK INVESTMENTS LIMITED


                                By: /s/ Simon James
                                    -------------------------------
                                    Name: Simon James
                                    Title: Alternate Director

Executed on: October 15, 1998   CSK EQUITY LIMITED


                                By: /s/ Alison Hill
                                    -------------------------------
                                    Name: Alison Hill
                                    Title: Director

Executed on: October 15, 1998   CSK INTERNATIONAL LIMITED


                                By: /s/ Christopher J. Bowring
                                    -------------------------------
                                    Name: Christopher J. Bowring
                                    Title: Director

Executed on: October 15, 1998   EQUITY CSKC LIMITED


                                By: /s/ Sydney J. Coleman
                                    -------------------------------
                                    Name: The Director Ltd.
                                    Title: Director

Executed on: October 15, 1998   INVESTCORP CSK HOLDINGS L.P.


                                By: /s/ Sydney J. Coleman
                                    -------------------------------
                                    Name: The Director Ltd., as Director
                                    Title: of Gila Limited, General Partner

Executed on: October 15, 1998   SOUTH BAY LIMITED


                                By: /s/ Sydney J. Coleman
                                    -------------------------------
                                    Name: Martonmere Services Ltd.
                                    Title: Director

Executed on: October 15, 1998   NEW CSK EQUITY LIMITED


                                By: /s/ William Walmsley
                                    --------------------------------
                                    Name: William Walmsley
                                    Title: Director

Executed on: October __, 1998   CHASE BANK (C.I.) NOMINEES LIMITED


                                By:
                                    --------------------------------
                                    Name:
                                    Title:

Executed on: October __, 1998   THE JAB TRUST


                                By: /s/ James G. Bazlen
                                    --------------------------------
                                    Name:  James G. Bazlen
                                    Title:  Trustee


                                By: /s/ Alice T. Bazlen
                                    --------------------------------
                                    Name:  Alice T. Bazlen
                                    Title:  Trustee


                                /s/ James G. Bazlen
                                ------------------------------------
Executed on: October __, 1998   James G. Bazlen



                                /s/ Maynard Jenkins
                                ------------------------------------
Executed on: October __, 1998   Maynard Jenkins

          Chase Bank (C.I.) Nominees Limited is a party hereto as the registered holder of the legal title to 9,998 shares of Class C stock of CSK Group, Ltd as nominee for principals who, as the beneficial owners thereof, (the "Owners") act through the Programme Executive for the Investcorp PIP scheme as their duly appointed Agent [Attorney], and to whose request and direction Chase Bank (C.I.) Nominees Limited acts in regard to the 9,998 shares of Class C stock of CSK Group, Ltd. Accordingly, Chase Bank (C.I.) Nominees Limited is a party to this letter exclusively in its capacity as nominee and bare trustee for the Owners and so that references in this letter to the "undersigned" shall be construed so that no liability shall be incurred by Chase Bank (C.I.) Nominees Limited on its own account and each undertaking, covenant and agreement herein shall be that exclusively of the Owners and each of them acting through Chase Bank (C.I.) Nominees Limited.


                                        CHASE BANK (C.I.) NOMINEES LIMITED

Executed on: October 20, 1998           By: /s/ Terry Huelin
                                            ------------------------------
                                            Name:  Terry Huelin
                                            Title: Director

                                        TIMOTHY D. TRAFFORD

Executed on: October 20, 1998           (as agent for the Owners)

                                            /s/ Timothy D. Trafford
                                            ------------------------------

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
Executed on: November 23, 1998      CHILTERN TRUSTEES LIMITED,
                                    in its capacity as trustee of the Carmel Trust

                                    By: /s/ Robert Smith
                                        -------------------------
                                        Name: Robert Smith
                                        Title: Attorney-in-fact

Executed on: November 23, 1998      TRANSATLANTIC FINANCE, LTD.

                                    By: /s/ James Lieb
                                        -------------------------
                                        Name: James Lieb
                                        Title: Executive Vice President




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